Filed Pursuant to Rule 497(e)
1933 Act File No. 033-21718
1940 Act File No. 811-05549

PROSPECTUS
January 31, 2015

(As Amended and Restated May 8, 2015)

REYNOLDS
BLUE CHIP
GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

PROSPECTUS	January 31, 2015
(As Amended and Restated May 8, 2015)

REYNOLDS BLUE CHIP GROWTH FUND
(RBCGX)

The Reynolds Blue Chip Growth Fund (the “Fund”) is a No-Load mutual fund that under normal market conditions emphasizes investments in “blue chip” growth companies.  Since the Fund is No-Load, you do not pay any commissions or deferred sales loads.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

Included with this Prospectus you should receive an Annual Report (or Semiannual report when appropriate) describing the holdings of the Fund.  In addition you can request an IRA kit or other retirement plan information that will have all the applications and forms needed to invest in the Fund through your IRA.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

(800) 773-9665				(800) 7REYNOLDS
c/o U.S. Bancorp Fund Services, LLC	•	615 East Michigan Street	•	Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Table of Contents
Summary Information about the Fund	1
Investment Objective, Non-Principal Investment Strategies and Risks and Portfolio Holdings	4
Management of the Fund	5
The Fund’s Share Price	5
Purchasing Shares	6
Redeeming Shares	9
Exchanging Shares	12
Market Timing Procedures	12
Distribution of Fund Shares	12
Distributions and Taxes	12
Account Services and Policies	14
Index Description	14
Financial Highlights	15

SUMMARY INFORMATION
ABOUT THE FUND

Investment Objective

Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	None
Redemption Fee (transfer agent charge
of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.12%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.59%
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

The Fund under normal market conditions invests at least 80% of its net assets in the common stocks of “growth” companies that, in the view of the Fund’s investment adviser, are well-established in their industries and have a minimum market capitalization of at least $1 billion at the time of initial purchase (these companies are commonly referred to as “blue chip” companies).  The Fund invests in securities of both domestic and foreign “blue chip” growth companies, in any industry, with the Fund’s investments in foreign companies generally being effected through American Depositary Receipts or “ADRs,” which are dollar-denominated securities of foreign issuers traded in the U.S.  The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Although the Fund does not concentrate its investments in any industry, it may focus its investments from time to time on one or more economic sectors, including the technology sector and the consumer discretionary sector.

The Fund’s investment adviser bases investment decisions on company-specific factors (bottom-up investment approach) and general economic conditions (top-down investment approach).  When purchasing “blue chip” growth companies for the Fund, the Fund’s investment adviser looks for companies that have some or all of the following attributes:

•	a presence in expanding industries
•	a superior and pragmatic growth strategy
•	proprietary products, processes or services
•	a potential for above-average unit and earnings growth

In pursuing its investment objective, the Fund has the discretion to purchase some securities that do not meet its normal investment criteria.  In particular, the Fund may invest in companies that are not now “blue chip” companies, but which the Fund’s investment adviser believes have the potential to become “blue chip” companies.  These include:

•	leading companies in smaller industries
•	lesser known companies moving from a lower to a higher market share position within their industry group

The Fund’s investment adviser will generally sell a portfolio security when the investment adviser believes:

•	the security has achieved its value potential
•	changing fundamentals signal a deteriorating value potential
•	other securities have a better performance potential

While this sell discipline may result in higher annual portfolio turnover rates for the Fund, it also causes the Fund to keep seeking better alternatives.

Principal Risks

Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

•
Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

•
Technology Companies Risk – Technology companies may be subject to greater business risks and may be more sensitive to changes in economic conditions than other companies. The earnings of technology companies may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Finally, there are periods when investing in stocks of technology companies falls out of favor with investors and these stocks may underperform.

•
Consumer Discretionary Companies Risk – The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The earnings of such companies may also be closely tied to disposable household income and consumer spending.

•
Medium Capitalization Companies Risk – There is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.

•
Smaller Capitalization Companies Risk – Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Foreign Securities Risk – There are specific risks associated with investing in the securities of foreign companies, whether directly or in ADRs, not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.  The value of foreign securities and ADRs may change materially at times when U.S. markets are not open for trading. Further, with regard to the Fund’s investments in ADRs, ADRs may not track the price of the underlying securities.

•
Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short-term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and who are comfortable with an investment that will fluctuate in value.

Performance

The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500® Index, a broad-based securities market index.  For additional information on this index, please see “Index Description” in the Prospectus.  Please keep in mind that the Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.reynoldsfunds.com or by calling the Fund toll-free at 1-800-773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
(Total return per calendar year)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 21.89% (quarter ended September 30, 2009) and the lowest total return for a quarter was -19.83% (quarter ended September 30, 2011).

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1	5	10
	Year	Years	Years
Return Before Taxes	3.70%	13.19%	10.26%
Return After Taxes
on Distributions	-2.40%	11.56%	9.44%
Return After Taxes
on Distributions and
Sale of Fund Shares	7.01%	10.57%	8.49%
S&P 500® Index
(reflects no deductions
for fees, expenses
and taxes)	13.69%	15.45%	7.67%

Management

Investment Adviser – Reynolds Capital Management, LLC is the investment adviser to the Fund.

Portfolio Manager – Frederick L. Reynolds is the portfolio manager and sole owner of the adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Reynolds has managed the Fund since 1988.

Purchase and Sale of Fund Shares

You may purchase, exchange (into or from the First American Treasury Obligations Fund), or redeem Fund shares on any business day by written request via mail (Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-773-9665, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, or redeem Fund shares through a broker-dealer or other financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment – New Accounts
All accounts	$1,000

Minimum Investment – Existing Accounts
All Accounts	$100
Automatic Investment Plan	$50

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, NON-PRINCIPAL
INVESTMENT STRATEGIES AND RISKS
AND PORTFOLIO HOLDINGS

Investment Objective

The Fund seeks long-term capital appreciation.  The Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

Non-Principal Investment Strategies and Risks

The Fund mainly invests in common stocks of “blue chip” growth companies.  However, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.  When interest rates are low, the income earned on the Fund’s money market investments may be lower than the Fund’s expenses resulting in negative returns.  When the

Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

In certain market conditions, the Fund’s investment adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. For example, the Fund expects that it may maintain substantial cash positions when its investment adviser determines that such cash holdings, given the risks the adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.

When making investment decisions, the Fund’s investment adviser may consider the tax consequences of the Fund’s portfolio transactions.  This may result in the Fund accelerating a trade in a particular stock, or delaying a trade in a particular stock when it would otherwise normally proceed with the trade.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

MANAGEMENT OF THE FUND

Investment Adviser

Reynolds Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.  The Adviser’s address is 3565 South Las Vegas Blvd., #403, Las Vegas, NV  89109.  The Adviser has been an SEC-registered investment adviser since 1985, and, in addition to providing investment advisory services to the Fund since 1988, also provides investment advisory services to individuals, high net worth individuals, and pension and profit sharing plans.

As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund.  The Adviser makes the decisions as to which securities to buy and which securities to sell.  During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.00% of the average net assets of the Fund.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement for the Fund with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

Portfolio Manager

Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the portfolio manager of the Fund since its inception in 1988.  Mr. Reynolds is the sole owner of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

The Statement of Additional Information (“SAI”) for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on national holidays and weekends.  The New York Stock Exchange also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  The Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Fund’s Board of Directors.  The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day and it will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.  The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.  The net asset value of the Fund’s foreign securities or ADRs may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  With regard to foreign equity securities, the Fund may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the New York Stock Exchange that may affect the value of the Fund’s securities traded on foreign exchanges.

PURCHASING SHARES

Investment by Mail

1.	Read this Prospectus carefully.
2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Minimum Investment – New accounts
	• All accounts	$1,000

b.	Minimum Investment – Existing accounts
	• All accounts	$ 100
	• Automatic Investment Plan	$ 50
	• Dividend reinvestment	No Minimum

3.
Complete a Purchase Application for the Fund, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call 1-800-773-9665.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent if you need additional assistance with your application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information and/or documentation is not received.

4.
Make your check payable to the Reynolds Blue Chip Growth Fund.  All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent. The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check
BY FIRST CLASS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE
OR EXPRESS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207
Please do not send letters by overnight delivery service or express mail to the post office box address.

NOTE: Deposit in the mail or with delivery services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Investment by Wire Transfer

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-773-9665 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-773-9665 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
Reynolds Blue Chip Growth Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank N.A.  must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Investment by Telephone

If you wish to make subsequent investments by telephone, including IRA accounts, you must complete the appropriate section of the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC.  Subsequent investments may be made by calling 1-800-773-9665.  Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares.  Your shares will be purchased at the net asset value calculated on the day of your purchase order.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
•
Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•
Be authorized to receive purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Application for any reason.  Telephone purchases will only be allowed from shareholders who accepted telephone options on the Purchase Application or from Servicing Agents that have an agreement with the Fund.  Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  Instead, the Fund will send investors a written confirmation for all purchases of shares.

Automatic Investment Plan (“AIP”)

You may make regular monthly or quarterly investments in the Fund (minimum amount of $50) by completing the appropriate section of the Purchase Application.  In order to participate in the AIP, your financial institution must be an ACH member.  An ACH debit is drawn electronically against your account at a financial institution of your choice.  Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the next calculated net asset value per share. There is no charge by the Fund for this service.  The Fund may terminate or modify this privilege at any time.  You may terminate or modify your participation by notifying U.S. Bancorp Fund Services, LLC at least five days prior to the effective date.  Once the initial minimum investment of $1,000 is made, the subsequent minimum investment amount is $50.  A request to change bank information will require a signature guarantee or other acceptable signature verification.  Additionally, U.S. Bancorp Fund Services, LLC will charge a $25 fee for any payment returned as unpaid.  You will also be responsible for any losses suffered by the Fund as a result.  For additional information on the AIP, please call the transfer agent at 1-800-773-9665.

Retirement Plans

The Fund also offers the following retirement plans:
•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP-IRA
•SIMPLE IRA

Investors can obtain further information about the retirement plans by calling the Fund at 1-800-773-9665.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
	•	the name of the Fund
	•	account number(s)
	•	the amount of money or number of shares being redeemed
	•	the name(s) on the account
	•	daytime phone number
•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-773-9665 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
A signature guarantee assures that a signature is genuine.  It protects shareholders from unauthorized account transfers.  You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  Have the signatures guaranteed by either a Medallion program member or a non-Medallion program member in the following situations:

•	The redemption request exceeds $100,000.
•	The redemption proceeds are payable to or sent to any person, address or bank account not on record.

•	If a change of address was received by U.S. Bancorp Fund Services, LLC within the last 30 calendar days.

•	When ownership on an account is being changed.

In addition to the instances described above, the Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other cases based on the facts and circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member or other acceptable form of authentication from a financial institution source.  You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

A notarized signature is not an acceptable substitute for a signature guarantee.
4.	Send the letter of instruction
BY FIRST CLASS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR EXPRESS MAIL TO:
Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207
Please do not send letters of instruction by overnight delivery service or express mail to the post office box address.

NOTE: Deposit in the mail or with delivery services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

How to Redeem (Sell) Shares
by Telephone

1.
Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone.  This can be done by accepting telephone options on the Purchase Application.  If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option.  When you do so, please sign the request exactly as your account is registered.  You may also be required to have your signature guaranteed or authenticated.  We suggest calling U.S. Bancorp Fund Services, LLC at 1-800-773-9665 before sending your request.  Shares held in retirement plans may be redeemed by telephone.  IRA investors will be asked whether or not to withhold taxes from any distribution.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.	Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665. Please do not call the Fund or the Adviser.
4.	Telephone redemptions must be in amounts of $1,000 or more but may not exceed $100,000.
5.	If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
6.	Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary.  Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of Fund shares for certain account types (for example, corporate or trust accounts).

•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•
For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

•
For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will normally either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the re-

demption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  An Electronic Funds Transfer generally takes 2 to 3 business days to reach the shareholder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price.  However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.
•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
The Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

•
If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•
U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions only to a pre-determined bank account or to the address of record.  Payment to any other address or account will require a written redemption request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and shareholders may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

•
U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

•
If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•	The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

EXCHANGING SHARES

Shares of the Fund may be exchanged for the First American Treasury Obligations Fund at the relative net asset value. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Treasury Obligations Fund. Neither U.S. Bancorp Fund Services, LLC nor First American Treasury Obligations Fund is affiliated with the Fund or the Adviser.

You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

How to Exchange Shares

1.	Read this Prospectus and the current prospectus for the First American Treasury Obligations Fund carefully.
2.	Submit an application for the First American Treasury Obligations Fund so that an account can be established.
3.
Determine the number of shares you want to exchange keeping in mind that the minimum initial investment in the First American Treasury Obligations Fund is $2,500.  Subsequent exchanges may be made in amounts of $100 or more.

4.
Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665.  You may also make an exchange by writing to Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin  53201-0701.  If your account in the First American Treasury Obligations Fund is new, your letter should be accompanied by a completed application.

This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the First American Treasury Obligations Fund.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares that were disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTION OF FUND SHARES

Shares of the Fund are offered on a continuous basis.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act.  This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and servicing fees for the sale of its shares and for services provided to investors.  Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders.

You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.
•	Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.
•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-773-9665.

If you elect to receive distributions paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account.  The reinvestment will be at the Fund’s current net asset value and all subsequent distributions will also be reinvested.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions will consist primarily of long-term capital gains.  Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of the Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Federal law requires that a mutual fund company report its shareholders’ tax basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099 when the “covered” shares are sold.  Covered shares are any Fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Fund by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Fund and its shareholders.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund.  Legislative, judicial, or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive.  Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ACCOUNT SERVICES AND POLICIES

Immediate Balance Information

Through an electronic Voice Response Unit (“VRU”) the Fund offers 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or the latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

Reports and Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (this is referred to as “householding”). Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Web Site

Visit the Fund’s site at:
http://www.reynoldsfunds.com

You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Fund’s Web site. The Fund is committed to protecting your personal financial security and has strict measures in place to ensure that others will never have access to your personal financial information.

Once you have established an account and you have received your account number, you can go to the Fund’s website at www.reynoldsfunds.com to establish a personal identification number (“PIN”) which allows you to access your account information online.  If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

INDEX DESCRIPTION

Please note that you cannot invest directly in an index.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.  It is a market value weighted index with each stock’s weight in the Index proportionate to its market value.  S&P 500® is a registered trademark of Standard and Poor’s.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Year Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$71.45	$58.97	$46.50	$48.29	$41.87
Income from investment operations:
Net investment loss(a)	(0.49)	(0.14)	(0.19)	(0.27)	(0.25)
Net realized and unrealized gains (losses) on investments	8.28	13.25	12.66	(1.52)	6.67
Total from investment operations	7.79	13.11	12.47	(1.79)	6.42
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.38)	(0.63)	—	—	—
Total from distributions	(3.38)	(0.63)	—	—	—
Net asset value, end of year	$75.86	$71.45	$58.97	$46.50	$48.29
TOTAL RETURN	11.01%	22.50%	26.82%	(3.71%)	15.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$162,930	$205,879	$186,073	$199,183	$116,043
Ratio of expenses (after reimbursement) to average net assets	1.59%	1.58%	1.53%	1.55%	1.80%
Ratio of net investment loss to average net assets	(0.65%)	(0.21%)	(0.34%)	(0.49%)	(0.55%)
Portfolio turnover rate	102%	133%	99%	55%	80%

(a)Amount calculated based on average shares outstanding throughout the year.

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REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
FREDERICK L. REYNOLDS
ROBERT E. STAUDER
THOMAS F. GILBERTSON

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, Nevada 89109

Transfer Agent, Dividend Disbursing
Agent, Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue, Suite 300A
Garden City, New York  11530

To learn more about the Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into this Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You may also learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665.  The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on the Fund’s website at www.reynoldsfunds.com.

Prospective investors and shareholders who have questions about the Fund may also call the number above or write to the following address:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

The general public can review and copy information about the Fund (including the SAI) at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, DC.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Funds are also available on the EDGAR database at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to the Fund’s Investment Company Act File No. 811-05549, when seeking information about the Fund from the SEC.